EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-8 Registration Statement of Mercantile Bank Corporation for Mercantile Bank Corporation Employee Stock Purchase Plan of 2002, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

September 12, 2002	/s/ Betty S. Burton
Betty S. Burton Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-8 Registration Statement of Mercantile Bank Corporation for Mercantile Bank Corporation Employee Stock Purchase Plan of 2002, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

September 12, 2002	/s/ David M. Cassard
David M. Cassard Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-8 Registration Statement of Mercantile Bank Corporation for Mercantile Bank Corporation Employee Stock Purchase Plan of 2002, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

September 12, 2002	/s/ Edward J. Clark
Edward J. Clark Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-8 Registration Statement of Mercantile Bank Corporation for Mercantile Bank Corporation Employee Stock Purchase Plan of 2002, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

September 12, 2002	/s/ Peter A. Cordes
Peter A. Cordes President, Chief Operating Officer and Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-8 Registration Statement of Mercantile Bank Corporation for Mercantile Bank Corporation Employee Stock Purchase Plan of 2002, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

September 12, 2002	/s/ C. John Gill
C. John Gill Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-8 Registration Statement of Mercantile Bank Corporation for Mercantile Bank Corporation Employee Stock Purchase Plan of 2002, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

September 12, 2002	/s/ Doyle A. Hayes
Doyle A. Hayes Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-8 Registration Statement of Mercantile Bank Corporation for Mercantile Bank Corporation Employee Stock Purchase Plan of 2002, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

September 12, 2002	/s/ David M. Hecht
David M. Hecht Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-8 Registration Statement of Mercantile Bank Corporation for Mercantile Bank Corporation Employee Stock Purchase Plan of 2002, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

September 12, 2002	/s/ Gerald R. Johnson, Jr.
Gerald R. Johnson, Jr. Chairman of the Board, Chief Executive Officer and Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-8 Registration Statement of Mercantile Bank Corporation for Mercantile Bank Corporation Employee Stock Purchase Plan of 2002, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

September 12, 2002	/s/ Susan K. Jones
Susan K. Jones Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-8 Registration Statement of Mercantile Bank Corporation for Mercantile Bank Corporation Employee Stock Purchase Plan of 2002, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

September 12, 2002	/s/ Lawrence W. Larsen
Lawrence W. Larsen Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-8 Registration Statement of Mercantile Bank Corporation for Mercantile Bank Corporation Employee Stock Purchase Plan of 2002, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

September 12, 2002	/s/ Calvin D. Murdock
Calvin D. Murdock Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-8 Registration Statement of Mercantile Bank Corporation for Mercantile Bank Corporation Employee Stock Purchase Plan of 2002, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

September 12, 2002	/s/ Michael H. Price
Michael H. Price Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-8 Registration Statement of Mercantile Bank Corporation for Mercantile Bank Corporation Employee Stock Purchase Plan of 2002, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

September 12, 2002	/s/ Dale J. Visser
Dale J. Visser Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-8 Registration Statement of Mercantile Bank Corporation for Mercantile Bank Corporation Employee Stock Purchase Plan of 2002, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

September 12, 2002	/s/ Donald Williams
Donald Williams Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-8 Registration Statement of Mercantile Bank Corporation for Mercantile Bank Corporation Employee Stock Purchase Plan of 2002, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

September 12, 2002	/s/ Robert M. Wynalda
Robert M. Wynalda Director